UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

 MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number     811-22700

Exchange Listed Funds Trust

 (Exact name of registrant as specified in charter)

10900 Hefner Pointe Drive

Suite 207

Oklahoma City, Oklahoma 73120

(Address of principal executive offices)  (Zip code)

UMB Fund Services

235 W. Galena Street

Milwaukee, Wisconsin 53212

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (405) 778-8377

Date of fiscal year end: June 30

Date of reporting period:   March 31, 2019

Item 1. Schedule of Investments.

High Yield ETF

SCHEDULE OF INVESTMENTS

March 31, 2019 (Unaudited)

Principal Amount		Value
	Corporate Bonds – 58.5%
	Aerospace/Defense – 0.2%
$350,000	Arconic, Inc. 6.150%, 8/15/2020	$361,902
	Agriculture – 2.4%
1,500,000	Pyxus International, Inc. 8.500%, 4/15/2021«,¤	1,537,500
2,350,000	Vector Group Ltd. 6.125%, 2/1/2025«,¤	2,098,080
		3,635,580
	Airlines – 0.2%
350,000	American Airlines Group, Inc. 5.500%, 10/1/2019¤	356,090
	Auto Manufacturers – 0.6%
850,000	JB Poindexter & Co., Inc. 7.125%, 4/15/2026«,¤	856,656
	Chemicals – 2.6%
2,283,000	CVR Partners LP / CVR Nitrogen Finance Corp. 9.250%, 6/15/2023«,¤	2,400,004
1,500,000	Hexion, Inc. 10.000%, 4/15/2020«	1,260,000
360,000	INVISTA Finance LLC 4.250%, 10/15/2019¤	363,298
		4,023,302
	Commercial Services – 6.8%
1,547,000	ACE Cash Express, Inc. 12.000%, 12/15/2022«,¤	1,461,915
350,000	ADT Security Corp. 5.250%, 3/15/2020	355,250
1,000,000	Flexi-Van Leasing, Inc. 10.000%, 2/15/2023«,¤	927,000
2,000,000	LSC Communications, Inc. 8.750%, 10/15/2023«,¤	2,125,000
350,000	Nielsen Finance LLC / Nielsen Finance Co. 4.500%, 10/1/2020«	350,437
2,892,000	Quad/Graphics, Inc. 7.000%, 5/1/2022	2,904,436
2,450,000	StoneMor Partners LP / Cornerstone Family Services of West Virginia Subsidiary 7.875%, 6/1/2021«	2,217,250
		10,341,288
	Computers – 5.1%
250,000	Dell, Inc. 5.875%, 6/15/2019	251,500

High Yield ETF

SCHEDULE OF INVESTMENTS - Continued

March 31, 2019 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS (Continued)
	Computers (Continued)
$2,315,902	DynCorp International, Inc. 11.875%, 11/30/2020«	$2,370,905
2,000,000	Exela Intermediate LLC / Exela Finance, Inc. 10.000%, 7/15/2023«,¤	2,044,000
	Harland Clarke Holdings Corp.
1,500,000	6.875%, 3/1/2020«,¤	1,485,000
1,835,600	8.375%, 8/15/2022«,¤	1,664,338
		7,815,743
	Diversified Financial Services – 4.9%
2,000,000	CNG Holdings, Inc. 9.375%, 5/15/2020«,¤	1,980,000
1,500,000	Curo Group Holdings Corp. 8.250%, 9/1/2025«,¤	1,293,750
750,000	Navient Corp. 5.875%, 3/25/2021	777,187
1,500,000	TMX Finance LLC / TitleMax Finance Corp. 11.125%, 4/1/2023«,¤	1,415,625
2,000,000	Voyager Aviation Holdings LLC / Voyager Finance Co. 8.500%, 8/15/2021«,¤	2,065,600
		7,532,162
	Electrical Components & Equipment – 1.7%
2,746,000	Artesyn Embedded Technologies, Inc. 9.750%, 10/15/2020«,¤	2,588,105
	Energy-Alternate Sources – 0.9%
1,332,000	Enviva Partners LP / Enviva Partners Finance Corp. 8.500%, 11/1/2021«	1,393,605
	Food – 0.7%
1,000,000	Simmons Foods, Inc. 7.750%, 1/15/2024«,¤	1,070,000
	Healthcare-Services – 0.4%
350,000	Centene Corp. 5.625%, 2/15/2021«	355,688
250,000	Tenet Healthcare Corp. 6.000%, 10/1/2020	260,000
		615,688
	Internet – 0.2%
350,000	Symantec Corp. 4.200%, 9/15/2020	355,386
	Investment Companies – 2.1%
3,075,000	Compass Group Diversified Holdings LLC 8.000%, 5/1/2026«,¤	3,203,766

High Yield ETF

SCHEDULE OF INVESTMENTS - Continued

March 31, 2019 (Unaudited)

Principal Amount	Value
	CORPORATE BONDS (Continued)
	Lodging – 0.7%
$1,000,000	Marriott Ownership Resorts, Inc. / ILG LLC 6.500%, 9/15/2026«,¤	$1,051,450
	Media – 5.1%
3,027,000	Lee Enterprises, Inc. 9.500%, 3/15/2022«,¤	3,106,459
2,266,000	McClatchy Co. 9.000%, 7/15/2026«,¤	2,271,665
2,570,000	Urban One, Inc. 7.375%, 4/15/2022«,¤	2,492,900
		7,871,024
	Mining – 0.8%
1,250,000	JW Aluminum Continuous Cast Co. 10.250%, 6/1/2026«,¤	1,281,250
	Miscellaneous Manufacturing – 4.2%
1,000,000	FXI Holdings, Inc. 7.875%, 11/1/2024«,¤	932,500
2,000,000	LSB Industries, Inc. 9.625%, 5/1/2023«,¤	2,080,400
3,560,000	Techniplas LLC 10.000%, 5/1/2020«,¤	3,355,300
		6,368,200
	Oil & Gas – 3.7%
2,015,000	Montage Resources Corp. 8.875%, 7/15/2023«	1,929,967
1,368,000	Par Petroleum LLC / Par Petroleum Finance Corp. 7.750%, 12/15/2025«,¤	1,277,028
2,931,000	Sanchez Energy Corp. 7.250%, 2/15/2023«,¤	2,374,110
		5,581,105
	Oil & Gas Services – 2.5%
2,500,000	Basic Energy Services, Inc. 10.750%, 10/15/2023«,¤	2,012,500
635,000	FTS International, Inc. 6.250%, 5/1/2022«	617,537
1,500,000	Hi-Crush Partners LP 9.500%, 8/1/2026«,¤	1,162,500
		3,792,537
	Packaging & Containers – 0.0%
10,660	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.750%, 10/15/2020«	10,687

High Yield ETF

SCHEDULE OF INVESTMENTS - Continued

March 31, 2019 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS (Continued)
	Pharmaceuticals – 3.1%
$2,000,000	HLF Financing Sarl LLC / Herbalife International, Inc. 7.250%, 8/15/2026«,¤	$2,062,500
2,486,000	Horizon Pharma, Inc. / Horizon Pharma USA, Inc. 8.750%, 11/1/2024«,¤	2,712,847
		4,775,347
	Pipelines – 1.7%
2,705,000	Martin Midstream Partners LP / Martin Midstream Finance Corp. 7.250%, 2/15/2021«	2,637,375
	Retail – 2.1%
1,500,000	Ferrellgas Partners LP / Ferrellgas Partners Finance Corp. 8.625%, 6/15/2020«	1,138,125
1,000,000	Guitar Center Escrow Issuer, Inc. 9.500%, 10/15/2021«,¤	962,500
1,105,000	Party City Holdings, Inc. 6.625%, 8/1/2026«,¤	1,102,237
		3,202,862
	Telecommunications – 5.8%
2,990,000	Consolidated Communications, Inc. 6.500%, 10/1/2022«	2,691,000
2,500,000	Frontier Communications Corp. 8.500%, 4/1/2026«,¤	2,331,250
2,174,000	Gogo Intermediate Holdings LLC / Gogo Finance Co., Inc. 12.500%, 7/1/2022«,¤	2,353,355
250,000	Qwest Corp. 6.750%, 12/1/2021	266,129
250,000	Sprint Communications, Inc. 11.500%, 11/15/2021	289,375
1,000,000	Windstream Services LLC / Windstream Finance Corp. 8.625%, 10/31/2025«,¤	953,750
		8,884,859
	Total Corporate Bonds (Cost $91,890,634)	89,605,969
	Term Loans – 21.4%
	Coal – 2.4%
1,845,049	Foresight Energy LLC 8.342% (3-Month US LIBOR+575 basis points), 3/16/2022«,@	1,811,985
2,199,581	Murray Energy Corp. 10.350% (1-Month US LIBOR+775 basis points), 10/17/2022@	1,818,328
		3,630,313

High Yield ETF

SCHEDULE OF INVESTMENTS - Continued

March 31, 2019 (Unaudited)

Principal Amount		Value
	TERM LOANS (Continued)
	Commercial Services – 1.3%
$1,995,000	RR Donnelley & Sons Co. 7.589% (3-Month US LIBOR+500 basis points), 1/4/2024«,@	$1,995,628
	Food – 3.2%
2,985,000	BI-LO LLC 10.615% (1-Month US LIBOR+800 basis points), 5/15/2024«,@	2,898,435
2,214,272	Flavors Holdings, Inc. 8.339% (3-Month US LIBOR+575 basis points), 4/3/2020«,@	2,070,344
		4,968,779
	Healthcare-Services – 1.1%
1,975,000	21st Century Oncology, Inc. 8.714% (3-Month US LIBOR+612 basis points), 1/16/2023@	1,663,938
	Machinery-Diversified – 1.5%
2,464,899	Eastman Kodak Co. 8.849% (2-Month US LIBOR+625 basis points), 9/3/2019«,@	2,399,172
	Oil & Gas – 5.1%
2,750,000	Fieldwood Energy LLC 9.839% (3-Month US LIBOR+725 basis points), 4/11/2023@	2,351,250
3,764,131	Osum Production Corp. 8.238% (3-Month US LIBOR+550 basis points), 7/31/2020«,@	3,425,359
2,000,000	Par Petroleum LLC 9.339% (3-Month US LIBOR+675 basis points), 1/12/2026«,@	2,007,500
		7,784,109
	Pipelines – 1.0%
1,492,500	AL Midcoast Holdings LLC 8.233% (1-Month US LIBOR+550 basis points), 6/30/2025«,@	1,489,388
	Retail – 2.4%
1,969,697	California Pizza Kitchen, Inc. 8.646% (1-Month US LIBOR+600 basis points), 8/23/2022«,@	1,908,154
	General Nutrition Centers, Inc.
572,350	9.615% (1-Month US LIBOR+700 basis points), 12/30/2022«,@	580,460
1,259,133	11.865% (1-Month US LIBOR+925 basis points), 3/4/2021«,@	1,220,415
		3,709,029
	Transportation – 3.4%
1,736,809	Livingston International, Inc. 8.511% (3-Month US LIBOR+575 basis points), 3/18/2020@	1,736,809
972,974	Navios Maritime Partners LP 7.615% (3-Month US LIBOR+500 basis points), 9/14/2020«,@	968,921

High Yield ETF

SCHEDULE OF INVESTMENTS - Continued

March 31, 2019 (Unaudited)

Principal Amount		Value
	TERM LOANS (Continued)
	Transportation (Continued)
$2,513,948	YRC Worldwide, Inc. 11.252% (1-Month US LIBOR+850 basis points), 7/21/2022«,@	$2,485,214
		5,190,944
	Total Term Loans (Cost $34,100,578)	32,831,300
	Foreign Bonds – 16.7%
	Aerospace/Defense – 0.7%
1,000,000	Bombardier, Inc. 6.000%, 10/15/2022 (Canada) «,¤	1,013,750
	Agriculture – 1.5%
2,318,000	Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc. 8.500%, 12/15/2022 (Canada)«,¤	2,279,753
	Commercial Services – 1.3%
1,025,000	Cimpress N.V. 7.000%, 6/15/2026 (Netherlands)«,¤	991,688
1,000,000	Emeco Pty Ltd. 9.250%, 3/31/2022 (Australia)«,¤	1,067,500
		2,059,188
	Food – 3.4%
2,350,000	Clearwater Seafoods, Inc. 6.875%, 5/1/2025 (Canada)«,¤	2,335,313
2,814,000	JBS USA LUX S.A. / JBS USA Finance, Inc. 6.750%, 2/15/2028 (Brazil)«,¤	2,923,042
		5,258,355
	Mining – 5.1%
2,500,000	Ferroglobe PLC / Globe Specialty Metals, Inc. 9.375%, 3/1/2022 (United Kingdom)«,¤	2,162,500
536,000	First Quantum Minerals Ltd. 7.000%, 2/15/2021 (Zambia)«,¤	546,050
2,538,000	IAMGOLD Corp. 7.000%, 4/15/2025 (Canada)«,¤	2,582,415
2,775,000	New Gold, Inc. 6.250%, 11/15/2022 (Canada)«,¤	2,455,875
		7,746,840
	Oil & Gas – 1.0%
1,500,000	Frontera Energy Corp. 9.700%, 6/25/2023 (Colombia)«,¤	1,575,015
	Oil & Gas Services – 1.9%
1,250,000	Calfrac Holdings LP 8.500%, 6/15/2026 (Canada)«,¤	975,000

High Yield ETF

SCHEDULE OF INVESTMENTS - Continued

March 31, 2019 (Unaudited)

Principal Amount		Value
	FOREIGN BONDS (Continued)
	Oil & Gas Services (Continued)
$2,000,000	Welltec A/S 9.500%, 12/1/2022 (Denmark)«,¤	$1,945,000
		2,920,000
	Transportation – 1.8%
2,825,000	Global Ship Lease, Inc. 9.875%, 11/15/2022 (United Kingdom) «,¤	2,796,750
	Total Foreign Bonds (COST $26,173,488)	25,649,651
Number of Shares
	Common Stock – 0.0%
	Forest Products & Paper – 0.0%
75,655	Appvion Holding Corp.*,^,µ	—
	Total Common Stocks (COST $2,022,607)	—
	Short-Term Investments – 1.1%
1,668,734	JPMorgan U.S. Government Money Market Fund, 2.32%#	1,668,734
	Total Short-Term Investments (COST $1,668,734)	1,668,734
	Total Investments – 97.7% (COST $155,856,041)	149,755,654
	Other Assets in Excess of Liabilities – 2.3%	3,478,337
	Total Net Assets –100.0%	$153,233,991

« Callable.

¤ Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $92,461,879, which represents approximately 60.3% of net assets as of March 31, 2019.

@ Float rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.

* Non-income producing security.

High Yield ETF

SCHEDULE OF INVESTMENTS - Concluded

March 31, 2019 (Unaudited)

^ Security valued at fair value by the Trust’s Valuation Committee in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. The total value of this security is $0 (0.00% of total net assets).

µ Illiquid security. The total illiquid securities represent 0.00% of Net Assets. Total value of these securities is $0.

# The rate is the annualized seven-day yield at period end.

See accompanying Notes to Schedule of Investments.

Exchange Listed Funds Trust

NOTES TO SCHEDULE OF INVESTMENTS

March 31, 2019 (Unaudited)

Note 1 – Organization

Exchange Listed Funds Trust (the “Trust”) was organized on April 4, 2012 as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. The Trust has registered its Shares in multiple separate series. The schedule of investments herein are for the High Yield ETF (the “Fund”) (formerly known as Peritus High Yield ETF). The assets of each series in the Trust are segregated and a shareholder’s interest is limited to the Fund in which Shares are held.

The Peritus High Yield ETF commenced operations on December 1, 2010 as a separate series of the AdvisorShares Trust which was organized as a Delaware statutory trust on July 30, 2007 as an open-end management investment company registered under the 1940 Act. On June 22, 2018, the Peritus High Yield ETF was reorganized into the Trust in a tax-free exchange of shares. On September 6, 2018, the Peritus High Yield ETF was renamed the High Yield ETF.

The Fund is an actively managed exchange-traded fund (“ETF”) and is classified as a diversified investment company under the 1940 Act. Unlike index ETFs, actively managed ETFs do not seek to track the performance of a specified index. Instead, actively managed ETFs seek to achieve an investment objective by purchasing and selling securities and other instruments in accordance with the ETF’s stated investment strategy. Actively managed ETFs are required to publish their portfolio holdings on a daily basis. The availability of this information, which is used by, among others, large institutional investors when deciding to purchase or redeem Creation Units of the ETF, is designed to ensure that shares of the ETF do not trade at a material premium or discount in relation to net asset value (“NAV”) per share.

The investment objective of the Fund is to seek high current income with a secondary goal of capital appreciation. The Fund seeks to achieve its investment objective by investing in a focused portfolio of high yield debt securities commonly referred to as ‘‘junk bonds’’. The Fund does not have any portfolio maturity limitation and may invest in instruments with short-term, medium-term or long-term maturities. The Fund also may invest in equity securities that PhaseCapital LP, the Fund’s sub-adviser (the “Sub-Adviser”), believes will yield high dividends or are otherwise consistent with the Fund’s investment objective and in repurchase agreements. The Fund’s strategy may frequently involve buying and selling securities, which may lead to relatively high portfolio turnover.

Under the Trust’s organizational documents, its officers and Board of Trustees (the ”Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust.

Note 2 – Basis of Presentation and Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust in the preparation of the schedule of investments. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and income and expenses during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities.

Exchange Listed Funds Trust

NOTES TO SCHEDULE OF INVESTMENTS – Continued

March 31, 2019 (Unaudited)

(a) Valuation of Investments

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current fair market value, the Trust’s procedures require the Trust’s Valuation Committee, in accordance with the Trust’s Board-approved valuation guidelines, to determine a security’s fair value. In determining such value, the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates or market indices). Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when the investors will not be able to purchase or sell their Shares.

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

●	Level 1 – Quoted prices in active markets for identical assets

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, corporate bonds, common stocks, term loans and foreign bonds are valued at prices supplied by independent pricing services approved by the Valuation Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, securities are valued at the mean between the bid and ask quotations or evaluated prices, as applicable, obtained from broker dealers. These securities are generally categorized as Level 2 or Level 3.

Exchange Listed Funds Trust

NOTES TO SCHEDULE OF INVESTMENTS – Continued

March 31, 2019 (Unaudited)

The following is a summary of the valuations as of March 31, 2019 for the Fund based upon the three levels defined above:

High Yield ETF	Level 1	Level 2	Level 3		Total
Investments(1)
Corporate Bonds	$—	$89,605,969	$—		$89,605,969
Term Loans	—	32,831,300	—		32,831,300
Foreign Bonds	—	25,649,651	—		25,649,651
Common Stock	—	—	—	(2)	—
Short-Term Investments	1,668,734	—	—		1,668,734
Total	$1,668,734	$148,086,920	$—		$149,755,654

(1) For a detailed break-out of investments by corporate bonds, term loans, foreign bonds, common stock, and short-term investments, please refer to the Schedule of Investments.

(2)Appvion Holding Corp. is a common stock in the Forest Products & Paper sector.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

High Yield ETF
Beginning balance as of June 30, 2018	$—
Transfers into Level 3 during the period	2,025,201
Transfers out of Level 3 during the period	—
Total realized and change in unrealized gain/(loss)	(2,025,201)
Purchases	—
Sales	—
Ending balance as of March 31, 2019	$—

The Level 3 investments as of March 31, 2019, represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

(b) Investment Transactions

For financial reporting purposes, investment transactions are reported on trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date.

Exchange Listed Funds Trust

NOTES TO SCHEDULE OF INVESTMENTS – Continued

March 31, 2019 (Unaudited)

(c) Term Loans

The Fund invests in senior secured corporate loans or bank loans, some of which may be partially or entirely unfunded and purchased on a when-issued or delayed delivery basis, that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay cannot be predicted with accuracy, whether as a contractual requirement or at their election. As a result, actual maturity may be substantially less than the stated maturity. Bank loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income or interest expense.

Note 3 – Principal Risks

As with any investment, the investor could lose all or part of their investment in the Fund and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in the Fund’s prospectus.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk: Because the Fund is an exchange-traded fund (“ETF”), only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem Shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Credit Risk: The Fund is subject to the risk that an issuer of a fixed income security, such as a corporate bond, may be unable or unwilling to make interest and principal payments when due. The Fund is also subject to the related risk that the value of a fixed income security may decline because of concerns about the issuer’s creditworthiness. Credit risk is heightened to the extent the Fund invests in high-yield debt securities.

Energy Sector Risk: Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters, as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

Exchange Listed Funds Trust

NOTES TO SCHEDULE OF INVESTMENTS – Continued

March 31, 2019 (Unaudited)

Equity Risk: The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Fixed Income Securities Risk: The market value of fixed income investments in which the Fund may invest may change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities may rise. Conversely, during periods of rising interest rates, the value of fixed income securities may decline.

High-Yield Risk: High yield or non-investment grade securities (commonly referred to as “junk bonds”) and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations and are generally considered to be speculative. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Issuer Risk: The value of a debt security may decline for a number of reasons directly related to the issuer of such security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk: Liquidity risk exists when particular Fund investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

Loan Participation Risk: The Fund may not have a readily available market for loan participation interests and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. Loan participations also involve the credit risk associated with the underlying corporate borrower.

Management Risk: The Sub-Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Market Risk: Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. Price fluctuations may be temporary or may last for extended periods. This volatility may cause the value of your investment in the Fund to decrease. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Operational Risk: The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Portfolio Turnover Risk: The Fund may experience relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance.

Exchange Listed Funds Trust

NOTES TO SCHEDULE OF INVESTMENTS – Concluded

March 31, 2019 (Unaudited)

Repurchase Agreement Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into repurchase agreements, including with respect to recovering or realizing on collateral.

Trading Risk: Shares may trade on the NYSE Arca, Inc. (the “Exchange”) above or below their NAV. The NAV of Shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Shares are currently listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Fund Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable.

Note 4 – Events Subsequent to the Fiscal Period End

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Board of Trustees (the “Board”) of the Trust has approved changes to the portfolio management of the Fund. Effective April 15, 2019, PhaseCapital LP will no longer serve as the Fund’s sub-adviser. MacKay Shields, LLC, is now appointed as the sub-adviser to the Fund.

Management has determined there are no other subsequent events that would require disclosure in the Fund’s financial statements.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Exchange Listed Funds Trust

By (Signature and Title)	/s/ J. Garrett Stevens
J. Garrett Stevens, President and Principal Executive Officer

Date	May 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Garrett Stevens
J. Garrett Stevens, President and Principal Executive Officer

Date	May 21, 2019

By (Signature and Title)	/s/ Christopher W. Roleke
Christopher W. Roleke, Principal Financial Officer

Date	May 21, 2019